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                                                                   EXHIBIT 4(A)


                 Article 4 of the Restated Certificate of Incorporation of the Registrant, filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K, dated February 21, 1995, is incorporated herein by reference.


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